UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 19, 2006

Date of Report (Date of earliest event reported)
MAIN STREET RESTAURANT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-18668	11-2948370

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5050 N. 40th STREET, SUITE 200
PHOENIX, ARIZONA 85018

(Address of Principal Executive Offices) (Zip Code)
(602) 852-9000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.03. Material Modification to Rights of Security Holders.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 2.1
Exhibit 4.6
Exhibit 10.52
Exhibit 10.53
Exhibit 10.54
Exhibit 10.55
Exhibit 10.56
Exhibit 99.1

Item 1.01. Entry into a Material Definitive Agreement.
Merger Agreement
     On May 19, 2006, Main Street Restaurant Group, Inc. (the “Company”), Briad Main Street, Inc., a Nevada corporation (“Parent”), and Main Street Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Parent is wholly owned by Mr. Bradford L. Honigfeld, a current stockholder of the Company. The Company and Parent jointly issued a press release announcing their entry into the Merger Agreement, a copy of which is filed as an exhibit to this report.
     Pursuant to the Merger Agreement, Purchaser will commence a cash tender offer (the “Offer”) to acquire all issued and outstanding shares of Company common stock at $6.40 per share in cash. As of May 12, 2006, the Company had 17,230,176 shares of its common stock outstanding. Following the successful completion of the Offer, Purchaser will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”), and all outstanding shares of Company common stock not tendered in the Offer will be converted into the right to receive in the Merger the same $6.40 per share in cash. The Offer is not subject to a financing condition; however, the Offer is subject to certain conditions including that, at the expiration of the Offer, at least 90% of the outstanding shares of Company common stock have been validly tendered and not withdrawn (the “Minimum Condition”), and other customary conditions. If all the conditions to the Offer are met other than the Minimum Condition and Parent and Purchaser do not elect to waive the Minimum Condition, then Parent and Purchaser shall terminate the Offer and the Company will call a stockholders meeting and submit the Merger to a vote of the Company stockholders, which will be on the same terms as the Offer. Upon completion of the Merger, all outstanding Company stock options and warrants, whether or not vested or exercisable, will be canceled and the holders of such stock options and warrants will thereafter be entitled to receive in consideration of such cancellation an amount in cash equal to the difference between $6.40 and the exercise price of such option or warrant, for each share of Company common stock formerly subject to such option or warrant.
     The Merger Agreement includes customary representations, warranties, and covenants of the Company, Parent, and Purchaser. In addition to certain other covenants, the Company has agreed not to initiate, solicit, or encourage any alternative acquisition proposals, subject to customary exceptions for the Company’s Board of Directors to respond to unsolicited proposals in the exercise of their fiduciary duties. The Merger Agreement can be terminated at any time prior to the completion of the Merger by mutual consent of the parties and under certain circumstances. If the Merger Agreement is terminated (i) by the Company because it receives and approves a superior acquisition proposal or (ii) by Parent because the Company’s board of directors has withdrawn or modified its recommendation regarding the Merger in a manner adverse to Parent, or has approved or enters into an alternative acquisition, the Company is obligated to pay a termination fee of $5.0 million to Parent and to pay Parent up to $2.0 million as reimbursement of fees and expenses incurred by Parent relating to the Merger Agreement and the transactions contemplated by the Merger Agreement. If Parent terminates the Merger Agreement prior to the completion of the Offer because of a material, uncured breach of the Company’s representations or warranties, the Company is obligated to pay Parent up to $2.0 million as reimbursement of fees and expenses incurred by Parent relating to the Merger Agreement and the transactions contemplated by the Merger Agreement.
     A copy of the Merger Agreement is filed as an exhibit to this report and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement. The Merger Agreement contains representations and warranties that parties made to each other as of specified dates. The representations and warranties are qualified by information in confidential disclosure schedules that were exchanged in connection with the signing of the Merger Agreement. While the Company does not believe that such disclosure schedules contain information securities laws require the Company to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, because they are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Amendment to Rights Agreement
     In connection with the Merger Agreement, on May 19, 2006 the Company and Computershare Trust Company, N.A. entered into an amendment to the Rights Agreement dated May 23, 2005 (the “Rights Agreement”). The effect of the amendment was to permit the execution of the Merger Agreement and the performance of the transactions contemplated by the Merger Agreement, including the Offer, without triggering a separation or exercise of the Rights (as defined in the Rights Agreement) or any adverse event under the Rights Agreement. A copy of the amendment to the Rights Agreement is filed as an exhibit to this report and is incorporated herein by reference. The foregoing description of the amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the amendment to the Rights Agreement.
Amendments to Incentive Plans
     On May 19, 2006, the Company’s board of directors approved amendments to the Company’s 1990 Stock Option Plan, 1995 Stock Option Plan, 1999 Incentive Stock Plan, and 2002 Incentive Stock Option Plan. These amendments modify certain terms of those plans relating to a transfer of control or change in control of the Company. Copies of these amendments are filed as exhibits to this report and are incorporated herein by reference. The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the amendments.
Indemnification Agreements
     On May 19, 2006, the Company entered into indemnification agreements with each of its directors and certain executive officers. The form of indemnification agreement is filed as an exhibit to this report and the names of the directors and officers signing such agreement are listed on Annex A to the exhibit.
Item 3.03. Material Modification to Rights of Security Holders.
     The disclosure provided in Item 1.01 of this report concerning the amendment to the Rights Agreement is hereby incorporated by reference into this Item 3.03.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger by and among the Registrant, Briad Main Street, Inc., and Main Street Acquisition Corporation dated as of May 19, 2006

4.6	Amendment No. 1, dated May 19, 2006, to Rights Agreement by and between the Registrant and Computershare Trust Company, N.A.

10.52	Amendment No. 2 to 1990 Stock Option Plan

10.53	Amendment No. 2 to 1995 Stock Option Plan

10.54	Amendment No. 2 to 1999 Incentive Stock Plan

10.55	Amendment No. 2 to 2002 Incentive Stock Option Plan

10.56	Form of Indemnification Agreement entered into by the Registrant and each of the persons listed on Annex A thereto

99.1	Press Release dated May 22, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET RESTAURANT GROUP, INC.
Date: May 22, 2006	By:	/s/ William G. Shrader
William G. Shrader
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger by and among the Registrant, Briad Main Street, Inc., and Main Street Acquisition Corporation dated as of May 19, 2006

4.6	Amendment No. 1, dated May 19, 2006, to Rights Agreement by and between the Registrant and Computershare Trust Company, N.A.

10.52	Amendment No. 2 to 1990 Stock Option Plan

10.53	Amendment No. 2 to 1995 Stock Option Plan

10.54	Amendment No. 2 to 1999 Incentive Stock Plan

10.55	Amendment No. 2 to 2002 Incentive Stock Option Plan

10.56	Form of Indemnification Agreement entered into by the Registrant and each of the persons listed on Annex A thereto

99.1	Press Release dated May 22, 2006